UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas		75247
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Forte Biosciences, Inc. (the “Company”) previously approved, subject to stockholder approval, to the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “A&R 2021 Equity Incentive Plan”). At the Annual Meeting (as defined in Item 5.07 below), the Company’s stockholders approved the A&R 2021 Equity Incentive Plan.

The purposes of the A&R 2021 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. These purposes are achieved through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares.

The number of shares of common stock of the Company (“Common Stock”) reserved for issuance under the A&R 2021 Equity Incentive Plan is: (a) 8,500,000 shares, plus (b) any shares subject to awards granted under the Tocagen, Inc. 2009 Equity Incentive Plan, the Tocagen, Inc. 2017 Equity Incentive Plan, and the Forte Biosciences, Inc. 2018 Equity Incentive Plan that, after the date of stockholder approval of the A&R 2021 Equity Incentive Plan, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of shares to be added to the A&R 2021 Equity Incentive Plan pursuant to clause (b) equal to 1,102,341.

The material terms of the A&R 2021 Equity Incentive Plan are described in “Proposal No. 3 - Approval of the Amended and Restated 2021 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on July 30, 2024, which description is incorporated herein by reference.

The foregoing description of the A&R 2021 Equity Incentive Plan is qualified in its entirety by reference to the text of the A&R 2021 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2024 annual meeting of stockholders on August 20, 2024 (the “Annual Meeting”). Of the 36,503,949 shares of Common Stock outstanding as of the record date of July 29, 2024, 28,861,918 shares were represented at the Annual Meeting, either by proxy or by attending the meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Class I Directors. The following nominees were elected to serve as Class I directors, each to hold office until the Company’s 2027 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified or his or her earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barbara K. Finck M.D.	18,771,671	5,475,494	4,614,753
Donald A. Williams	15,427,272	8,819,893	4,614,753
Stephen K. Doberstein, Ph.D.	15,069,727	9,177,438	4,614,753

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,787,436	72,936	1,546	0

3.

Approval of the Amended and Restated 2021 Equity Incentive Plan. The Company’s stockholders approved the Amended and Restated 2021 Equity Incentive Plan. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,271,385	6,930,732	45,048	4,614,753

4.

Approval of Proposed Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split by a Ratio of Not Less than One-for-Five and Not More than One-for-Thirty. The Company’s stockholders approved the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,709,135	2,148,260	4,523	0

Item 7.01	Regulation FD Disclosure.

As mentioned above, at the Annual Meeting, the Company’s stockholders approved effecting a reverse stock split of the Company’s issued Common Stock at a ratio in the range between 1:5 and 1:30, inclusive, with the final ratio and effectiveness of all other ratios of such amendment and the abandonment of such amendment to be approved by the Board prior to the effective time (the “Reverse Stock Split”). The Board has approved a final ratio of 1-for-25 for the Reverse Stock Split.

To effect the Reverse Stock Split, the Company will file a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, with a market effective date of August 28, 2024 (the “Effective Time”). The Common Stock will commence trading on a split-adjusted basis on the Nasdaq Capital Market (“Nasdaq”), under the existing ticker symbol “FBRX,” at the open of trading on August 28, 2024, at which time the Common Stock will be represented by a new CUSIP number 34962G 208. The par value per share of the Common Stock will remain unchanged.

As of the Effective Time, each 25 shares of Common Stock outstanding immediately prior to the Effective Time will be combined and reclassified, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), the Company will, upon surrender of such holder’s certificate(s) representing such fractional shares of Common Stock (if any), pay cash in an amount equal to such fractional shares of Common Stock multiplied by the then fair value of the Common Stock as determined by the board of directors of the Company.

In addition, effective as of the Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made in accordance with the terms of the Tocagen, Inc. 2009 Equity Incentive Plan, the Tocagen, Inc. 2017 Equity Incentive Plan, the Forte Biosciences, Inc. 2018 Equity Incentive Plan, the A&R 2021 Equity Incentive Plan, the 2020 Inducement Equity Incentive Plan, and the 2017 Employee Stock Purchase Plan (collectively, the “Plans”), with respect to the number of shares of Common Stock subject to outstanding equity awards, the per-share exercise or purchase price (if any) with respect to those awards, and the number of shares of Common Stock reserved for future issuance under the Plans.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amended and Restated 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: August 22, 2024	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer